UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2026

GYRODYNE, LLC

(Exact name of Registrant as Specified in its Charter)

New York	001-37547	46-3838291
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD
SUITE 24
ST. JAMES, New York 11780

(Address of principal executive
offices) (Zip Code)

(631) 584-5400

Registrant’s telephone number,
including area code

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Limited Liability Company Interests	GYRO	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

GSD Cortlandt, LLC, a New York limited liability company (“GSD Cortlandt”) and wholly-owned subsidiary of Gyrodyne, LLC, a New York limited liability company (the “Company”), and the Company, as guarantor, entered into a letter agreement as of October 19, 2026, effective as of October 10, 2026 (the “Extension Agreement”) with SIG CRE 2023 Venture LLC (the “Lender”), as lender, holder and servicer, with respect to that certain loan in the original principal amount of $4,950,000 (the “Loan”) originally made by Signature Bank to GSD Cortlandt and secured by a mortgage on GSD Cortlandt’s property located at 1985 Crompond Road, Cortlandt Manor, New York and supported by a limited guaranty executed by the Company.

The Extension Agreement extends the maturity date of the Loan for five years to October 10, 2031, resets the interest rate and monthly payments in accordance with the terms of the existing note, and provides for a principal paydown of the Loan as a condition to the extension. Under the Extension Agreement, the interest rate on the Loan reset to 7.28% per annum and GSD Cortlandt made a principal paydown of $431,411.38, following which, after giving effect to the scheduled payment of principal and interest, the outstanding principal balance of the Loan is $4,041,482.21. The Company, as guarantor, reaffirmed its obligations under its limited guaranty and environmental indemnity agreement, and GSD Cortlandt and the Company provided a customary release of claims in favor of the Lender and related parties.

Except as modified by the Extension Agreement, all terms of the existing loan documents remain in full force and effect.

The foregoing description of the Extension Agreement is qualified in its entirety by reference to the full text of the Extension Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits:

10.1*	Letter Agreement entered into as of October 19, 2026 among SIG CRE 2023 Venture LLC, GSD Cortlandt, LLC and Gyrodyne, LLC.
104	Cover page Interactive Data File (formatted as Inline XBRL document)

* Certain confidential portions of this Exhibit were omitted by means of marking such portions with brackets (“[****]”) because the identified confidential portions (i) are not material and (ii) are the type of information that the Company customarily and actually treats as private or confidential.

Forward-Looking Statement Safe Harbor

The statements made in this Current Report on Form 8-K and in other materials the Company has filed or may file with the SEC, in each case that are not historical facts, contain “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, which can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “projects,” “estimates,” “believes,” “seeks,” “could,” “should,” or “continue,” the negative thereof, and other variations or comparable terminology as well as statements regarding the evaluation of liquidation contingencies. These forward-looking statements are based on the current plans and expectations of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Such risks and uncertainties include, but are not limited to, risks and uncertainties generally relating to our efforts to enhance the values of our remaining properties and seek the orderly, strategic sale of such properties as soon as reasonably practicable, risks relating to the Company’s efforts to secure additional capital to properly fund operations through the end of 2028 absent sufficient working capital raised through the combination of property sales or the modification of its existing credit facilities and/or new credit facilities, risks associated with the Article 78 Proceeding against the Company and any other litigation that may develop in connection with our efforts to enhance the value of and sell our properties, risks relating to our national marketing campaign led by JLL for the sale of our Flowerfield and Cortlandt Manor properties, risks associated with our purchase and sale agreement with B2K (and future purchase and sale agreements for our remaining properties that may be contingent on years-long regulatory contingencies) in light of our financial condition, risks relating to the recent termination of employment of our Chief Operating Officer and the Company’s resulting reliance on a single full-time employee to complete the entitlement, marketing, sale and liquidation process, community activism risk, proxy contests and other actions of activist shareholders, regulatory enforcement risk, risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, the potential residual effects of the COVID-19 pandemic, lingering risks relating to the 2023 banking crisis and closure of two major banks (including one with whom we indirectly had a mortgage loan which the FDIC transferred in December 2023 to a new holder following the bank’s closure), ongoing inflation risk, ongoing interest rate uncertainty, recession uncertainty and supply chain constraints or disruptions and other risks detailed from time to time in the Company’s SEC reports. These and other matters the Company discusses in this Current Report on Form 8-K may cause actual results to differ from those the Company describes.

The Company assumes no obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict which factors will affect future results. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results, including the timeline to complete the liquidation, to differ materially from those contained in any forward-looking statement. In particular, it is difficult to fully assess the risks of persistent inflation, high interest rates and possible recession at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE, LLC

By:	/s/ Gary Fitlin
Gary Fitlin
President, Chief Executive Officer, Chief Financial Officer and Treasurer
Date:  October 20, 2026